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                                                                EXHIBIT 10.15.01

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                       FIRST AMENDMENT TO CREDIT AGREEMENT

                                   dated as of

                                 August 17, 2004

                                      among

                    ASHFORD HOSPITALITY LIMITED PARTNERSHIP,
                                  as Borrower,

                        ASHFORD HOSPITALITY TRUST, INC.,
                         ASHFORD OP GENERAL PARTNER LLC,
                         ASHFORD OP LIMITED PARTNER LLC,
                          ASHFORD TRS CORPORATION, and
                  THE BORROWING BASE SUBSIDIARIES PARTY HERETO,
                                 as Guarantors,

                            THE LENDERS PARTY HERETO,

                     CALYON NEW YORK BRANCH (as successor in
                  interest to Credit Lyonnais New York Branch),
                      as Administrative Agent and Sole Lead
                           Arranger and Book Manager,

                                       and

                  MERRILL LYNCH CAPITAL, a division of Merrill
                    Lynch Business Financial Services, Inc.,
                              as Syndication Agent

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      FIRST AMENDMENT TO CREDIT AGREEMENT dated as of August 17, 2004 (this
"Amendment"), among ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower") having an office at 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254, the Guarantors as of the date hereof, the Lenders as of the date hereof, CALYON NEW YORK BRANCH (as successor in interest to Credit Lyonnais New York Branch), as administrative agent for the Lenders (in its capacity as administrative agent for the Lenders, together with any permitted successor administrative agent, the "Administrative Agent") and sole lead arranger and book manager, and MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services, Inc., as syndication agent (in such capacity, the "Syndication Agent").

            WHEREAS, Borrower, Guarantors, Administrative Agent, Syndication Agent and Lenders are parties to that certain Credit Agreement dated as of February 5, 2004, as supplemented by that certain Joinder Agreement and Ratification dated as of March 24, 2004 and that certain Joinder Agreement and Ratification dated as of May 17, 2004 (as so supplemented, the "Existing Credit Agreement") (all capitalized terms used but not defined herein shall have the meaning set forth in the Existing Credit Agreement); and

            WHEREAS, Borrower, Guarantors, Administrative Agent, Syndication Agent and Lenders desire to amend the Existing Credit Agreement as set forth herein.

            NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Amendment, and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                   AMENDMENT TO THE EXISTING CREDIT AGREEMENT

            SECTION 1.01. Additional Definitions. The following definitions are hereby added to the Existing Credit Agreement:

            (a) "First Extension Period" has the meaning set forth in Section 2.21(a) hereof.

            (b) "Initial Maturity Date" means August 17, 2007.

            (c) "Loan-to-NOI Ratio" means, as of any date, the ratio of (a) the aggregate Revolving Credit Exposure as of such date to (b) Borrowing Base Net Operating Income for the twelve (12) consecutive fiscal month period with respect to which financial statements, computations and certificates were most recently delivered to the Administrative Agent pursuant to Sections 5.01(c) and (e)(i) hereof (provided that if any such documents are not delivered to the Administrative Agent within the time required pursuant to said Sections, the Administrative Agent may, in its discretion, determine the

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      Loan-to-NOI Ratio based on its estimate of Borrowing Base Net Operating
      Income for such period).

            (d) "Second Extension Period" has the meaning set forth in Section 2.21(a) hereof.

            SECTION 1.02. Amendments. The Existing Credit Agreement is hereby amended as follows:

            (a) The definition of "Acquisition Costs" is hereby amended by deleting the text "Newly-Acquired Borrowing Base Property" wherever it appears therein and replacing it with the text "Borrowing Base Property".

            (b) The definition of "Applicable Margin" is hereby deleted in its entirety and replaced with the following:

                  "Applicable Margin" means with respect to Loans maintained as
            (a) Base Rate Loans, one and one-quarter percent (1.25%) per annum and (b) LIBOR Loans, (i) two and three-tenths percent (2.30%) if the Loan-to-NOI Ratio is greater than 7.0:1.0, (ii) two and fifteen one-hundredths percent (2.15%) if the Loan-to-NOI Ratio is greater than or equal to 6.0:1.0 but less than or equal to 7.0:1.0, and
            (iii) two percent (2.00%) if the Loan-to-NOI Ratio is less than 6.0:1.0, in each of the foregoing cases, as confirmed by, and effective as of the date of, the notice by the Administrative Agent to the Borrower of any adjustment delivered pursuant to Section 5.01(e) hereof (or, if any financial statements, computations or certificates required pursuant to Section 5.01(c) or (e)(i) hereof are not delivered to the Administrative Agent within the time required pursuant to said Sections, as of any date that the Administrative Agent notifies the Borrower in writing (which notice may be by facsimile transmission to the Borrower only) of such adjustment)."

            (c) The definition of "Borrowing Base" is hereby deleted in its entirety and replaced with the following:

                  "`Borrowing Base' means, as of any date of determination, an amount equal to the sum of the lesser of (a) the Implied Loan Amount and (b) the lesser of (i) sixty-five percent (65%) of the aggregate Appraised Values of all Borrowing Base Properties and (ii) sixty-five percent (65%) of the aggregate Acquisition Costs of all Borrowing Base Properties; provided, however that, with respect to any Borrowing Base Property, if the Administrative Agent has obtained an Appraisal pursuant to Section 5.14 hereof independently or at the request of the Borrower (which request may be made only one (1) time as to any Borrowing Base Property) after such Borrowing Base Property has been admitted to the Borrowing Base hereunder, then the amount of such Borrowing Base Property's contribution to the Borrowing Base shall be determined for purposes of clauses (i) and (ii) above solely with respect to such Appraised Value."

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            (d) The definition of "Borrowing Base Net Operating Income" is hereby amended by deleting the proviso therein and deleting the last sentence thereof.

            (e) Clause (l) of the definition of "Borrowing Base Property" is hereby amended by deleting the text ", if such Borrowing Base Property would be a Newly-Acquired Borrowing Base Property," therein.

            (f) The definition of "Commitment Fee Rate" is hereby deleted in its entirety and replaced with the following:

                  "`Commitment Fee Rate' means, at any time, the per annum rate equal to (i) if the aggregate Revolving Credit Exposures of the Lenders at such time is less than or equal to one-half (1/2) of the Maximum Revolver Amount, one-half of one percent (0.50%), (ii) if the aggregate Revolving Credit Exposures of the Lenders is less than or equal to three-quarters (3/4) but greater than one-half (1/2) of the Maximum Revolver Amount at such time, three hundred and seventy-five one thousandths of one percent (0.375%), and (iii) if the aggregate Revolving Credit Exposures of the Lenders is greater than three-quarters (3/4) of the Maximum Revolver Amount at such time, one-quarter of one percent (0.25%)."

            (g) The definition of "Implied Loan Constant Rate" is hereby deleted in its entirety and replaced with the following:

                  "`Implied Loan Constant Rate' means, as to any period with respect to which Implied Debt Service is being determined, a rate per annum equal to the greatest of:

                        (a) eight and nine-tenths percent (8.90%);

                        (b) two and one-half percent (2.50%) in excess of the
                  then most-recently published annual yield to maturity of the U.S. Treasury Constant Maturity Series with a five (5) year maturity, as such yield is reported on such date in the "Federal Reserve Statistical Release H.15 - Selected Interest Rates", or any successor publication, published by the Board in effect on the date of calculation. In the event such rate per annum is no longer available, the rate described in this clause (b) shall be two and one-half percent (2.50%) in excess of the most-recent per annum rate equal to the annual yield to maturity on a comparable debt security with a five (5) year maturity issued by the Federal National Mortgage Association, as determined by the Administrative Agent; and

                        (c) the interest rate in effect hereunder on the date of
                  calculation, determined on a weighted average basis based on the respective principal balances of each Loan and any LC Exposure."

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            (h) The definition of "Maturity Date" is hereby deleted in its entirety and replaced with the following:

                  "`Maturity Date' means the Initial Maturity Date, as same may have been extended pursuant to Section 2.21 hereof."

            (i) The definition of "Newly-Acquired Borrowing Base Property" is hereby deleted in its entirety.

            (j) The definition of "Rate Agreements" is hereby deleted in its entirety and replaced with the following:

                  "`Rate Agreement' means an interest rate swap (including any
            Swap Agreement), cap or other interest rate protection product."

            (k) Section 2.05(e) is hereby amended by deleting each occurrence of the text "or the Implied Loan Amount" therein.

            (l) Section 2.11 is hereby amended by deleting the text "; or" at the end of clause (i) thereof and replacing it with "." and by deleting clause (ii) thereof in its entirety.

            (m) Section 4.02(i) is hereby deleted in its entirety and replaced with the following text: "Intentionally Omitted".

            (n) Section 4.03(b)(ix) is hereby amended by deleting the text "In the case of any Hotel which if qualifying as a Borrowing Base Property would be a Newly-Acquired Borrowing Base Property," therein and replacing it with the text "If applicable,".

            (o) Section 4.03(b)(xvii) is hereby deleted in its entirety and replaced with the following text: "Intentionally Omitted".

            (p) Section 4.03(c) is hereby amended by inserting the text "or" immediately after clause (i) thereof and deleting the text "or (iii) the requirements set forth in provisos in the definition of "Borrowing Base" herein" therein.

            (q) Section 4.03(d) is hereby deleted in its entirety and replaced with the following text: "Intentionally Omitted".

            (r) Section 4.03(e) is hereby amended by deleting the text ", and in any case shall not exceed the Implied Loan Amount" in clause (iii) thereof and by deleting clause (vi) thereof in its entirety.

            (s) Section 5.01(e) is hereby deleted in its entirety and replaced with the following:

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                  "Promptly after the preparation thereof, and no later than forty-five (45) days after the last day of each fiscal quarter of the Borrower, (i) computations of Borrowing Base Net Operating Income for each Borrowing Base Property, the Loan-to-NOI Ratio, Interest Coverage Ratio and Tangible Net Worth, set forth in a certificate executed by a Financial Officer of the Borrower, and
            (ii) a Borrowing Base Certificate executed by a Financial Officer of the Borrower setting forth its computation of the Borrowing Base, including its computation of the Implied Loan Amount, in each case as of the last day of such fiscal quarter. The Administrative Agent shall within ten (10) days of receipt of such information (and with respect to the Applicable Margin, the operating statements for such fiscal quarter required pursuant to Section 5.01(c) hereof), notify the Borrower in writing (which notice may be by facsimile transmission to the Borrower only) of any calculation errors or other errors in the calculation of Borrowing Base Net Operating Income or the Loan-to-NOI Ratio determined by Administrative Agent on the basis of the definition of "Borrowing Base Net Operating Income" herein, any corresponding adjustments to the Borrowing Base and any resulting adjustment to the Applicable Margin."

            (t) Section 5.14 is hereby amended by deleting the phrase "`Newly-Acquired Borrowing Base Property'" therein and replacing it with the phrase "`Borrowing Base'" and by adding the following sentence as the last sentence thereof:

                  "If the Borrower makes a request for an Appraisal as referred to in the definition of "Borrowing Base" herein, the Administrative Agent shall obtain same and deliver copies to the Borrower and the Lenders at the Borrower's expense."

            (u) Section 6.01(d) is hereby deleted in its entirety and replaced with the following text:

                  "Recourse Indebtedness in an aggregate principal amount for the REIT, the Borrower and their respective Subsidiaries (other than any Borrowing Base Subsidiary) not in excess of $15,000,000 at any time outstanding; excluding from such $15,000,000 limitation (i) any Indebtedness referred to in clause (a) or (b) above, and (ii) any Indebtedness in connection with credit facilities provided to the REIT and/or the Borrower and/or their respective Consolidated Subsidiaries (other than any Borrowing Base Subsidiary) in an aggregate principal amount at any time outstanding which does not exceed the lesser of (y) $150,000,000 or (z) twenty-five percent (25%) of the Total Assets."

            (v) Section 6.04 is hereby amended by deleting the text "Guarantee" and "Guarantees" where they appear in the first grammatical paragraph, clause (b) and the second line of clause (f) thereof and replacing them with the text "guarantee" and "guarantees" respectively.

            (w) Section 6.15 is hereby amended by deleting each sentence therein other than the last sentence thereof.

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            (x) The form of Borrowing Base Certificate attached to the Existing
      Credit Agreement as Exhibit N is hereby replaced with the form attached hereto as Exhibit A.

            (y) The following is hereby added as Section 2.21 of the Credit
      Agreement:

                  "SECTION 2.21. Extension of Maturity Date.

                  (a) Generally. Subject to the conditions set forth in Section
            2.21(b) and (c) hereof, the Borrower shall have two (2) options to extend the Maturity Date. The first option shall be exercisable as provided in Section 2.21(b) hereof and shall extend the Initial Maturity Date to August 17, 2008 (such extension period is referred to herein as the "First Extension Period"). The second option shall be exercisable as provided in Section 2.21(c) hereof and shall extend the Maturity Date to August 17, 2009 (such extension period is referred to herein as the "Second Extension Period").

                  (b) Conditions to First Extension Period. The Borrower's
            option to extend the Initial Maturity Date as referred to in Section 2.21(a) hereof for the First Extension Period shall be subject to the following conditions being satisfied by the Borrower at its sole cost and expense to the satisfaction of the Administrative Agent, except to the extent that the Administrative Agent may elect (which election may be made without written or express notice of such waiver) to waive any of the following conditions, on or prior to the Initial Maturity Date:

                        (i) The Borrower shall have delivered to the
                  Administrative Agent an irrevocable written notice of the Borrower's election to extend the Initial Maturity Date no later than thirty (30) days, but no earlier than ninety (90) days, prior to the first day of the First Extension Period;

                        (ii) No Default arising under Section 6.13 or 6.14 of
                  the Credit Agreement (as of the fiscal quarter ending on June 30, 2007), First Tier Default or Event of Default shall have occurred and then be continuing as of the first day of the First Extension Period;

                        (iii) As of the first day of the First Extension Period,
                  the aggregate Revolving Credit Exposure of the Lenders shall not exceed the Borrowing Base;

                        (iv) The Borrower shall have delivered to the
                  Administrative Agent (w) a certification that no Default arising under Section 6.13 or 6.14 of the Credit Agreement (determined as of the last day of the fiscal quarter ending on June 30, 2007), First Tier Default or Event of Default exists,
                  (x) a ratification by the Borrower and the Guarantors that the Financing Documents are ratified and continue in full force and effect, (y) a title

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                  report on each Borrowing Base Property which shall show no liens of record or other encumbrances or exceptions to title except those permitted under the applicable Mortgages and (z) current tax lien, Uniform Commercial Code, bankruptcy and judgment searches against the Borrower and each Guarantor in such jurisdictions required by the Administrative Agent, which searches shall be acceptable in content to the Administrative Agent;

                        (v) The Borrower shall have paid to the Administrative
                  Agent all reasonable costs and expenses, including reasonable attorneys' fees, incurred in connection with such extension; and

                        (vi) The Borrower shall have paid to the Administrative
                  Agent for the ratable benefit of the Lenders on the first day of the First Extension Period a fee for such extension in the amount equal to twenty one-hundredths of one percent (0.20%) of the aggregate amount of the Commitments of all Lenders as of the first day of the First Extension Period.

                  (c) Conditions to Second Extension Period. The Borrower's
            option to extend the Maturity Date as referred to in Section 2.21(a) hereof for the Second Extension Period shall be subject to the following conditions being satisfied by the Borrower at its sole cost and expense to the satisfaction of the Administrative Agent, except to the extent that the Administrative Agent may elect (which election may be made without written or express notice of such waiver) to waive any of the following conditions, on or prior to the Initial Maturity Date:

                        (i) The Initial Maturity Date shall have been extended
                  through the First Extension Period as provided in Section 2.21(b) hereof;

                        (i) The Borrower shall have delivered to the
                  Administrative Agent an irrevocable written notice of the Borrower's election to extend the Maturity Date no later than thirty (30) days, but no earlier than ninety (90) days, prior to the first day of the Second Extension Period;

                        (ii) No Default arising under Section 6.13 or 6.14 of
                  the Credit Agreement (as of the fiscal quarter ending on June 30, 2008), First Tier Default or Event of Default shall have occurred and then be continuing as of the first day of the Second Extension Period;

                        (iii) As of the first day of the Second Extension
                  Period, the aggregate Revolving Credit Exposure of the Lenders shall not exceed the Borrowing Base;

                        (iv) The Borrower shall have delivered to the
                  Administrative Agent (w) a certification that no Default arising under Section 6.13 or 6.14

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                  of the Credit Agreement (determined as of the last day of the fiscal quarter ending on June 30, 2008), First Tier Default or Event of Default exists, (x) a ratification by the Borrower and the Guarantors that the Financing Documents are ratified and continue in full force and effect, (y) a title report on each Borrowing Base Property which shall show no liens of record or other encumbrances or exceptions to title except those permitted under the applicable Mortgages and (z) current tax lien, Uniform Commercial Code, bankruptcy and judgment searches against the Borrower and each Guarantor in such jurisdictions required by the Administrative Agent, which searches shall be acceptable in content to the Administrative Agent;

                        (v) The Borrower shall have paid to the Administrative
                  Agent all reasonable costs and expenses, including reasonable attorneys' fees, incurred in connection with such extension; and

                        (vi) The Borrower shall have paid to the Administrative
                  Agent for the ratable benefit of the Lenders on the first day of the Second Extension Period a fee for such extension in the amount equal to twenty one-hundredths of one percent (0.20%) of the aggregate amount of the Commitments of all Lenders as of the first day of the Second Extension Period."

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

            Borrower and each Guarantor hereby represents and warrants to the Administrative Agent, the Syndication Agent and the Lenders as follows:

            SECTION 2.01. Existence and Power. Each such Credit Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all necessary powers required to enter into this Amendment and to perform its obligations under the Existing Credit Agreement, as amended hereby.

            SECTION 2.02. Authorization; No Contravention. The execution and delivery by each such Credit Party of this Amendment and the performance of the Existing Credit Agreement, as amended hereby, (a) are within its powers and have been duly authorized by all necessary action, (b) require no action by or in respect of, or filing with, any Governmental Authority, any property manager or other third party, (c) do not contravene, or constitute a breach of or default under, any provision of applicable law or regulation, any of its constitutive documents or of any judgment, injunction, order, decree, permit, license, note, mortgage, agreement or other material instrument binding upon such Person or any of its Subsidiaries or their respective assets and (d) do not result in the creation or imposition of any Lien on any asset of any Credit Party or any of its Subsidiaries (except the Security Interests).

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            SECTION 2.03. Binding Effect. This Amendment has been duly executed and delivered by such Credit Party and the Existing Credit Agreement, as amended hereby, constitutes the valid and binding agreement of each such Credit Party, in each case enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.

            SECTION 2.04. Representations and Warranties in Financing Documents. Without limiting the foregoing, all representations and warranties of such Credit Party set forth in the Existing Credit Agreement, as amended hereby, and the other Financing Documents, are, giving effect to this Amendment, true and correct in all material respects as of the date hereof, provided that any such representations and warranties that by their express terms are made as of a specific date are true and correct in all material respects as of such specific date. In connection with the foregoing representations and warranties, Exhibits B, C, E, F, G, H, I and J of the Credit Agreement are each hereby amended to include the information set forth on Exhibits B, C, D, E, F, G, H and I, respectively, attached hereto, the date of September 30, 2003 set forth in clauses (a) and (b) of Section 3.04 of the Credit Agreement shall refer to March 31, 2004, the reference to "the date hereof" set forth in clause (i) of Section
3.04 of the Credit Agreement shall refer to the date of this Amendment, and the reference to the Effective Date set forth in Section 3.19 of the Credit Agreement shall refer to the date of this Amendment.


                                   ARTICLE III

                                  MISCELLANEOUS

            SECTION 3.01. Effectiveness of Change of Commitment Fee Rate. The modification of the Commitment Fee Rate set forth in Section 1.02 hereof shall be effective only as of the date hereof and shall not reduce or otherwise modify the amount of the Commitment Fee accrued through the date hereof determined on the basis of the Commitment Fee Rate under the Existing Credit Agreement. The portion of the Commitment Fee due and payable on September 30, 2004 shall be determined on the basis of the Commitment Fee Rate under the Existing Credit Agreement for the period ending on the day immediately preceding the date hereof and on the basis of the Commitment Fee Rate as modified by this Amendment for the period commencing on the date hereof and ending on September 30, 2004. Thereafter, the Commitment Fee shall be determined on the basis of the Commitment Fee Rate as amended by this Amendment.

            SECTION 3.02. Effectiveness of Change of Applicable Margin. The modification of the Applicable Margin set forth in Section 1.02 hereof shall be effective only as of the date hereof and shall not reduce or otherwise modify the amount of interest that has accrued through the date hereof determined on the basis of the Base Rate and/or the Adjusted LIBO Rate, as applicable, and the Applicable Margin under the Existing Credit Agreement. The portion of interest due and payable on September 1, 2004 shall be determined on the basis of the Base Rate and/or the Adjusted LIBO Rate, as applicable, and the Applicable Margin under the Existing Credit Agreement for the period ending on the day immediately preceding the date

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hereof and on the basis of the Base Rate and/or the Adjusted LIBO Rate, as applicable, and the Applicable Margin as modified by this Amendment for the period commencing on the date hereof and ending on September 1, 2004. Thereafter, the Applicable Margin shall be determined on the basis of the Applicable Margin as amended by this Amendment.

            SECTION 3.03. No Other Amendments. Except as amended hereby, the Existing Credit Agreement remains unmodified. As amended hereby, the Existing Credit Agreement remains in full force and effect. Each Credit Party ratifies and reaffirms the obligations, waivers and covenants made under the Existing Credit Agreement, as amended hereby, and the other Financing Documents. Without limiting the foregoing, the Guarantors acknowledge and agree that the Guaranteed Obligations include the Obligations, as amended hereby, and that the Financing Documents remain in full force and effect and shall secure and otherwise apply to the Guaranteed Obligations and all other terms of the Existing Credit Agreement, as amended hereby.

            SECTION 3.04. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 3.05. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

            SECTION 3.06. Headings, Etc. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

            SECTION 3.07. Governing Law. This Amendment shall be governed by, and construed in accordance with, the substantive laws of the State of New York.

            SECTION 3.08. Waiver of Trial by Jury. Each party hereto hereby expressly and unconditionally waives any and every right either party may have to a trial by jury, in any suit, action or proceeding brought under or with respect to this Amendment.

            SECTION 3.09. Texas Opinions. The Borrower shall deliver to the Administrative Agent enforceability opinions with respect to Texas law in form and substance reasonably acceptable to the Administrative Agent concerning the deeds of trust granted by Ashford Dallas LP and Ashford Austin LP and the amendments thereto being executed concurrently herewith within thirty (30) days after the date hereof unless the Borrowing Base Properties encumbered by said deeds of trust are released from the Borrowing Base on or before such date.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                              BORROWER:

                              ASHFORD HOSPITALITY LIMITED PARTNERSHIP

                              By:  Ashford OP General Partner LLC

                                   By:  Ashford Hospitality Trust, Inc.

                                        By: /s/ DAVID A. BROOKS
                                            -------------------
                                        Name: David A. Brooks
                                        Title: Secretary and Chief Legal Counsel

                              GUARANTORS:

                              ASHFORD HOSPITALITY TRUST, INC.

                              By: /s/ DAVID A. BROOKS
                                  --------------------------------------------
                              Name: David A. Brooks
                              Title: Secretary and Chief Legal Counsel

                              ASHFORD OP GENERAL PARTNER LLC

                              By: Ashford Hospitality Trust, Inc.

                                  By: /s/ DAVID A. BROOKS
                                      ----------------------------------------
                                  Name: David A. Brooks
                                  Title: Secretary and Chief Legal Counsel

                              ASHFORD OP LIMITED PARTNER LLC

                              By: Ashford Hospitality Trust, Inc.

                                  By: /s/ DAVID A. BROOKS
                                      ----------------------------------------
                                  Name: David A. Brooks
                                  Title: Secretary and Chief Legal Counsel

                              ASHFORD TRS CORPORATION

                              By: /s/ DAVID A. KIMICHIK
                                  ---------------------------------------------
                              Name: David J. Kimichik
                              Title: President

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                                    ASHFORD MOBILE LP

                                    By: Ashford Properties General Partner LLC

                                        By: /s/ DAVID A. BROOKS
                                            ----------------------------------
                                        Name: David A. Brooks
                                        Title: Vice President

                                    ASHFORD JACKSONVILLE II LP

                                    By: Ashford Properties General Partner LLC

                                        By: /s/ DAVID A. BROOKS
                                            ----------------------------------
                                        Name: David A. Brooks
                                        Title: Vice President

                                    ASHFORD LAWRENCEVILLE LP

                                    By: Ashford Properties General Partner LLC

                                        By: /s/ DAVID A. BROOKS
                                            ----------------------------------
                                        Name: David A. Brooks
                                        Title: Vice President

                                    ASHFORD AUSTIN LP

                                    By: Ashford Properties General Partner LLC

                                        By: /s/ DAVID A. BROOKS
                                            ----------------------------------
                                        Name: David A. Brooks
                                        Title: Vice President

                                    ASHFORD DALLAS LP

                                    By: Ashford Properties General Partner LLC

                                            By: /s/ DAVID A. BROOKS
                                                -------------------------------
                                            Name: David A. Brooks
                                            Title: Vice President

                                    ASHFORD DULLES LP

                                    By: Ashford Properties General Partner LLC

                                        By: /s/ DAVID A. BROOKS
                                            ----------------------------------
                                        Name: David A. Brooks
                                        Title: Vice President

                                    ASHFORD HOLTSVILLE LP

                                    By: Ashford Properties General Partner LLC

                                            By: /s/ DAVID A. BROOKS
                                                -------------------------------
                                            Name: David A. Brooks
                                            Title: Vice President

                                    ASHFORD BUENA VISTA LP

                                    By: Ashford Properties General Partner LLC

                                            By: /s/ DAVID A. BROOKS
                                                -------------------------------
                                            Name: David A. Brooks
                                            Title: Vice President

                                    ADMINISTRATIVE AGENT:

                                    CALYON NEW YORK BRANCH

                                    By: /s/ OLIVER AUDEMARD
                                        ----------------------------------------
                                    Name: Oliver Audemard
                                    Title: Managing Director

                                    By: /s/ DAVID BOWERS
                                        ---------------------------------------
                                    Name: David Bowers
                                    Title: Director

                                    SYNDICATION AGENT:

                                    MERRILL LYNCH CAPITAL, a division of Merrill
                                    Lynch Business Financial Services, Inc.

                                    By: /s/ KIM LIAUTAUD
                                        ---------------------------------------
                                    Name: Kim Liautaud
                                    Title: Vice President

                                    LENDERS:

                                    CALYON NEW YORK BRANCH

                                    By: /s/ OLIVER AUDEMARD
                                        ---------------------------------------
                                    Name: Oliver Audemard
                                    Title: Managing Director

                                    By: /s/ DAVID BOWERS
                                        ---------------------------------------
                                    Name: David Bowers
                                    Title: Director

                                    MERRILL LYNCH CAPITAL, a division of Merrill
                                    Lynch Business Financial Services, Inc.

                                    By: /s/ KIM LIAUTAUD
                                        ---------------------------------------
                                    Name: Kim Liautaud
                                    Title: Vice President